                                                                    EXHIBIT N.13

                MARKET SHARES FOR UTILITY COMPANIES IN THE U.S.

                                                                                                                 Portion of Market
                                                                                          Number of Larger      Served by Illinova
Parameter                         Units     Illinova's Statistics   Illinova's Share         Companies         and Larger Companies
-----------------------------------------------------------------------------------------------------------------------------------
Customers                       thousands                     962                0.7%                     51                   79.2%
Assets                          $millions                   7,784                1.2%                     31                   69.6%
Revenues                        $millions                   2,135                0.9%                     35                   69.9%

                COMPARISON OF ILLINOVA CORP. TO LARGE UTILITIES


                                                Number of Utilities           Average Size of These        Ratio of These Utilities
Parameter                         Units      Necessary for 50% of U.S.              Utilities                     to Illinova
------------------------------------------------------------------------------------------------------------------------------------
Customers                       thousands                       22                     3,218                             3
Assets                          $millions                       19                    18,098                             2
Revenues                        $millions                       21                     6,079                             3

                                              Number of Utilities            Average Size of These          Ratio of These Utilities
Parameter                       Units       Necessary for 80% of U.S.             Utilities                      to Illinova
------------------------------------------------------------------------------------------------------------------------------------
Customers                       thousands                      54                     2,092                             2
Assets                          $millions                      45                    11,894                             2
Revenues                        $millions                      50                     3,972                             2

                                 EXHIBIT N-13

                    MARKET SHARE FOR UTILITIES IN THE U.S.
                          COMPANIES SORTED BY REVENUE


                                                     Revenue         Rank         Share of       Cumulative
              Holding Company                    (millions of $)                    Total           Share
-------------------------------------------------------------------------------------------------------------
Southern Company                                         9,763         1              3.9%              3.9%
PG&E Corp.                                               9,137         2              3.7%              7.6%
Public Service Enterprise Group, Inc.                    7,806         3              3.2%             10.8%
TXU                                                      7,525         4              3.0%             13.8%
Edison International                                     7,383         5              3.0%             16.8%
Entergy Corp.                                            7,205         6              2.9%             19.7%
Unicom Corp.                                             7,136         7              2.9%             22.6%
American Electric Power Co., Inc.                        7,054         8              2.8%             25.4%
Consolidated Edison, Inc.                                6,824         9              2.8%             28.2%
FPL Group, Inc.                                          6,132        10              2.5%             30.7%
Cinergy Corp.                                            5,498        11              2.2%             32.9%
PECO Energy Co.                                          5,317        12              2.1%             35.0%
FirstEnergy Corp.                                        5,264        13              2.1%             37.2%
Sempra Energy                                            5,063        14              2.0%             39.2%
PacifiCorp                                               4,834        15              2.0%             41.2%
Dominion Resources, Inc.                                 4,628        16              1.9%             43.0%
Duke Energy Corp.                                        4,529        17              1.8%             44.8%
Reliant Energy, Inc.                                     4,350        18              1.8%             46.6%
Northeast Utilities                                      4,257        19              1.7%             48.3%
GPU, Inc.                                                4,028        20              1.6%             49.9%
Niagara Mohawk Holdings, Inc.                            3,921        21              1.6%             51.5%
DTE Energy Co.                                           3,861        22              1.6%             53.1%
CMS Energy Corp.                                         3,799        23              1.5%             54.6%
PP&L Resources, Inc.                                     3,630        24              1.5%             56.1%
Central & South West Corp.                               3,564        25              1.4%             57.5%
Ameren Corp.                                             3,436        26              1.4%             58.9%
New Century Energies, Inc.                               3,227        27              1.3%             60.2%
Carolina Power & Light Co.                               3,167        28              1.3%             61.5%
Northern States Power Co.                                3,146        29              1.3%             62.8%
New England Electric System                              2,774        30              1.1%             63.9%
Constellation Energy Group, Inc.                         2,742        31              1.1%             65.0%
Florida Progress Corp.                                   2,648        32              1.1%             66.1%
Allegheny Energy, Inc.                                   2,614        33              1.1%             67.1%
Conectiv                                                 2,464        34              1.0%             68.1%
Columbia Energy Group, Inc.                              2,282        35              0.9%             69.0%
ILLINOVA CORP.                                           2,135        36              0.9%             69.9%

Everyone else combined                                  74,576                       30.1%            100.0%

Total                                                  247,722

                                 EXHIBIT N-13

                    MARKET SHARE FOR UTILITIES IN THE U.S.
                          COMPANIES SORTED BY ASSETS


                                                    Assets          Rank         Share of         Cumulative
              Holding Company                   (millions of $)                    Total             Share
------------------------------------------------------------------------------------------------------------
PG&E Corp.                                               29,864         1              4.5%              4.5%
Unicom Corp.                                             26,223         2              3.9%              8.4%
Southern Company                                         25,367         3              3.8%             12.2%
TXU                                                      22,216         4              3.3%             15.5%
Entergy Corp.                                            21,348         5              3.2%             18.7%
Edison International                                     21,121         6              3.2%             21.8%
FirstEnergy Corp.                                        20,311         7              3.0%             24.9%
Public Service Enterprise Group, Inc.                    17,936         8              2.7%             27.6%
Duke Energy Corp.                                        17,692         9              2.6%             30.2%
American Electric Power Co., Inc.                        16,847        10              2.5%             32.7%
FPL Group, Inc.                                          16,643        11              2.5%             35.2%
Consolidated Edison, Inc.                                16,339        12              2.4%             37.7%
Niagara Mohawk Holdings, Inc.                            15,674        13              2.3%             40.0%
Dominion Resources, Inc.                                 14,545        14              2.2%             42.2%
PECO Energy Co.                                          13,408        15              2.0%             44.2%
GPU, Inc.                                                13,361        16              2.0%             46.2%
DTE Energy Co.                                           11,671        17              1.7%             47.9%
Sempra Energy                                            11,660        18              1.7%             49.7%
PacifiCorp                                               11,624        19              1.7%             51.4%
Northeast Utilities                                      11,486        20              1.7%             53.1%
Cinergy Corp.                                            10,617        21              1.6%             54.7%
Reliant Energy, Inc.                                     10,333        22              1.5%             56.3%
Central & South West Corp.                                9,752        23              1.5%             57.7%
CMS Energy Corp.                                          9,635        24              1.4%             59.1%
PP&L Resources, Inc.                                      9,367        25              1.4%             60.6%
Ameren Corp.                                              9,203        26              1.4%             61.9%
Carolina Power & Light Co.                                9,139        27              1.4%             63.3%
Constellation Energy Group, Inc.                          9,017        28              1.3%             64.6%
New Century Energies, Inc.                                8,677        29              1.3%             65.9%
Western Resources, Inc.                                   8,543        30              1.3%             67.2%
Northern States Power Co.                                 8,065        31              1.2%             68.4%
ILLINOVA CORP.                                            7,784        32              1.2%             69.6%

Everyone else combined                                  203,466                       30.4%              100%

                                                        668,938

                                 EXHIBIT N-13

                    MARKET SHARE FOR UTILITIES IN THE U.S.
                    COMPANIES SORTED BY NUMBER OF CUSTOMERS


                                                   Customers        Rank       Share of         Cumulative
              Holding Company                     (thousands)                    Total             Share
------------------------------------------------------------------------------------------------------------
PG&E Corp.                                                8,217         1              5.8%              5.8%
Sempra Energy                                             6,697         2              4.8%             10.6%
Edison International                                      4,284         3              3.0%             13.7%
Consolidated Edison, Inc.                                 4,064         4              2.9%             16.5%
TXU                                                       3,872         5              2.8%             19.3%
Southern Company                                          3,761         6              2.7%             22.0%
FPL Group, Inc.                                           3,615         7              2.6%             24.5%
Unicom Corp.                                              3,445         8              2.4%             27.0%
Public Service Enterprise Group, Inc.                     3,442         9              2.4%             29.4%
CMS Energy Corp.                                          3,139        10              2.2%             31.7%
American Electric Power Co., Inc.                         2,955        11              2.1%             33.8%
New Century Energies, Inc.                                2,551        12              1.8%             35.6%
Entergy Corp.                                             2,482        13              1.8%             37.4%
FirstEnergy Corp.                                         2,161        14              1.5%             38.9%
Niagara Mohawk Holdings, Inc.                             2,077        15              1.5%             40.4%
Houston Industries, Inc.                                  2,075        16              1.5%             41.8%
DTE Energy Co.                                            2,062        17              1.5%             43.3%
GPU, Inc.                                                 2,030        18              1.4%             44.8%
Northern States Power Co.                                 1,990        19              1.4%             46.2%
Dominion Resources, Inc.                                  1,977        20              1.4%             47.6%
Duke Energy Corp.                                         1,968        21              1.4%             49.0%
Columbia Energy Group, Inc.                               1,940        22              1.4%             50.4%
PECO Energy Co.                                           1,893        23              1.3%             51.7%
Cinergy Corp.                                             1,877        24              1.3%             53.0%
Nicor, Inc.                                               1,848        25              1.3%             54.4%
Ameren Corp.                                              1,801        26              1.3%             55.6%
Consolidated Natural Gas Co.                              1,786        27              1.3%             56.9%
Central & South West Corp.                                1,735        28              1.2%             58.1%
Northeast Utilities                                       1,729        29              1.2%             59.4%
Constellation Energy Group, Inc.                          1,682        30              1.2%             60.6%
Reliant Energy, Inc.                                      1,596        31              1.1%             61.7%
PacifiCorp                                                1,454        32              1.0%             62.7%
Allegheny Energy, Inc.                                    1,410        33              1.0%             63.7%
Puget Sound Energy, Inc.                                  1,392        34              1.0%             64.7%
AGL Resources, Inc.                                       1,361        35              1.0%             65.7%
Florida Progress Corp.                                    1,341        36              1.0%             66.6%
Alliant Energy Corp.                                      1,281        37              0.9%             67.6%
MidAmerican Energy Holdings Co.                           1,262        38              0.9%             68.5%
PP&L Resources, Inc.                                      1,250        39              0.9%             69.3%
MCN Energy Group, Inc.                                    1,178        40              0.8%             70.2%
Carolina Power & Light Co.                                1,169        41              0.8%             71.0%
UtiliCorp United, Inc.                                    1,157        42              0.8%             71.8%
MarketSpan Corp.                                          1,132        43              0.8%             72.6%
LG&E Energy Corp.                                         1,113        44              0.8%             73.4%
NiSource, Inc.                                            1,106        45              0.8%             74.2%


                    MARKET SHARE FOR UTILITIES IN THE U.S.
                    COMPANIES SORTED BY NUMBER OF CUSTOMERS



                                                   Customers        Rank       Share of         Cumulative
              Holding Company                     (thousands)                    Total             Share
------------------------------------------------------------------------------------------------------------
Energy East Corp.                                         1,052        46              0.7%             75.0%
Conectiv                                                  1,041        47              0.7%             75.7%
New England Electric System                               1,009        48              0.7%             76.4%
Wisconsin Energy Corp.                                    1,005        49              0.7%             77.1%
Southern Union Co.                                          988        50              0.7%             77.8%
Peoples Energy Corp.                                        963        51              0.7%             78.5%
ILLINOVA CORP.                                              962        52              0.7%             79.2%

Everyone else combined                                   29,233                       20.8%            100.0%

Total                                                   140,609